PIONEER
INCOME
FUND

ANNUAL REPORT
DECEMBER 31, 1995

PIONEER INCOME FUND

Dear Shareowners:

The United States financial markets roared ahead in 1995. Both stocks and bonds enjoyed their best year in quite a long while. Slow economic growth coupled with low inflation led the Federal Reserve to take action to lower interest rates, and short-, medium- and long-term rates all came down dramatically. The effect on the financial markets was electrifying. While high-growth areas like technology and pharmaceuticals excited equity investors the most, at least in the earlier part of the year, interest rate-sensitive industries -- particularly banks, insurance companies and utilities -- saw good, steady gains throughout the year. Bond investors had the opportunity for double-digit percentage gains almost across the board.

                            HOW YOUR FUND PERFORMED

We are pleased to report the following results for Pioneer Income Fund for the year and the six-month period ended December 31, 1995:

CLASS A SHARES

o The Fund provided a 5.74% 30-day yield on December 31, 1995, based on net asset value.

o Shareowners received a total of $0.651 per share in income dividends during the year, including $0.331 in the last six months. The Fund also paid a capital gains distribution of $0.1075 per share in December.

o Net asset value was $10.30 per share at December 31,1995, versus $9.79 on June 30, 1995, and $9.11 on December 31, 1994.

o The Fund generated a 12-month total return of 22.00% based on net asset value and 16.50% for shareowners who paid the maximum 4.50% sales charge. Total return for the six months ended December 31 was 9.83% at net asset value and 4.90% at public offering price. Total return assumes reinvestment of distributions at net asset value.

CLASS B SHARES

Class B shares were introduced to Pioneer Income Fund on April 28, 1995. We report the following results since that time:

o On December 31, Class B shares offered a 30-day yield of 5.14%.

o Since April 28, shareowners received $0.4591 per share in income dividends, $0.3091 of that since June 30. Shareowners also received a capital-gains distribution of $0.1075 per share in December.

o Net asset value was $10.27 per share on December 31, 1995, versus $9.78 on June 30 and $9.55 on April 28.

o The Fund provided a total return of 13.74% assuming shares were held from April 28 through December 31 and 9.40% for the six months ended December 31. If shares were sold, and the contingent deferred sales charge paid at the end of the period, total return was 9.74% for April 28 through December 31 and 5.40% for the six months ended December 31. Total return assumes reinvestment of all distributions.

By way of comparison, the unmanaged Lehman Brothers Corporate Bond Index showed a total return of 22.25% for the year ended December 31 and 7.42% for the six months ended December 31. The unmanaged Standard & Poor's 500 Index rose

37.45% and 14.40% during the same periods. For more information on the Fund's performance, please turn to pages 4 and 5.

                       HOW PIONEER MANAGED YOUR INVESTMENT

The declining interest rates of the past year posed a challenge to us with respect to maintaining the Fund's high current income and yield. In the bond portion of the portfolio, we met the challenge largely by increasing the portfolio's weighting in higher yielding industrial bonds. Throughout the year, interest rates on short-term instruments were not much different than those on longer-term notes and bonds. Thus, there was not much yield to be gained by taking the extra risk to principal involved with owning long-maturity bonds. Accordingly we continued to whittle away at the average maturity of the Fund's bond investments. At December 31, 1995, the average effective maturity was 8.8 years, down from 9.3 years at June 30 and 10.8 years at December 31, 1994.

Bonds continued to make up somewhat more than 60% of the total portfolio and were strong contributors to the Fund's total return for the year as bond prices increased with falling rates. We continued to look for high-quality bonds that meet our criteria for income, along with issues we believe will see an improved quality rating. During the second half of the year, your managers added positions in four industrial bonds -- Caterpillar, Joy Technologies, Phillips Petroleum, Rexene -- which we found to be attractive, generally investment-grade credits. Two electric utilities, Public Service Electric & Gas and Texas Utilities Electric were eliminated from the portfolio when they were called by their issuers.

On the equity side, the search for income led us to emphasize holdings with the better dividend yields. This was a continuous process throughout the year. Over the past six months, we liquidated six positions, including a large holding in the preferred stock of United Water Resources that we thought was less attractive from a total return standpoint than alternative investments. We added two positions: United Dominion Realty (preferred) expanded the Fund's existing position in the Virginia-based real estate investment trust, or REIT; Canadian National Railway gave the Fund an interest in the newly privatized Canadian transportation company. The Fund also received two new securities, US West Communications and US West Media, in exchange for its previous holding of US West. Like a number of other companies today, US West has reorganized itself into smaller, more closely-focused business entities.

                                 LOOKING AHEAD

The past two years have demonstrated both the potential volatility in financial markets, and the value of maintaining a disciplined, long-term approach to investing. As we saw in 1994, when interest rates rose and the Fund's portfolio declined in value, an upward swing in rates can hurt. The lesson in 1995, however, was how quickly a reverse in rates can move prices back up. There's no surefire way to protect investment value against declines or to guarantee participation in a fast-moving market, but we know that taking the long view with a conservatively managed portfolio can be an effective way to seek current income without abandoning principal.

As 1996 gets underway, the economy still looks slow, inflation appears minimal, and most investors expect further interest rate cuts from the Federal Reserve. What concerns us is the near unanimity of that viewpoint! Events rarely unfold according to script. We cannot foresee any better than anyone else what might go wrong. However, we would be surprised if 1996 proved to be the smooth ride so many now are forecasting. As always, we shall do what we can to moderate risk and achieve satisfactory returns. An emphasis on conservatively priced investments and a focus on underlying business value, rather than market sentiment, have long characterized our approach to managing your money. We think that in today's market that approach is as appropriate as ever.

On the following pages please find the audited list of portfolio holdings and financial statements as of December 31, 1995. If you have questions about your investment in Pioneer Income Fund, please contact your investment representative. Please also feel free to call Pioneer directly at 1-800-225-6292. We appreciate your support.

Yours sincerely,

[SIGNATURE]

John F. Cogan, Jr.
Chairman and President,
Pioneer Income Fund

                        GROWTH OF A $10,000 INVESTMENT*

The following chart shows the growth of a $10,000 investment made in Pioneer Income Fund Class A at public offering price on December 31, 1985, compared to the growth of the Lehman Brothers Corporate Bond Index and the Standard & Poor's 500 Index.

-------------------------------------------------------
 PIONEER INCOME FUND CLASS A:
 AVERAGE ANNUAL TOTAL RETURNS
 (AS OF DECEMBER 31, 1995)

                             NET      PUBLIC OFFERING
 CLASS A SHARES          ASSET VALUE       PRICE*
 -----------------------------------------------------
 Life of Fund (5/17/68)      8.74%         8.56%
 10 Years                    9.96          9.46
 Five Years                 10.43          9.42
 One Year                   22.00         16.50
-------------------------------------------------------
[LINE GRAPH]
                     Pioneer                         Lehman Brothers
                    Income A        S&P 500          Corporate  Bond
                                                           Index
              ----------------------------------------------------------------
       1/1/86         $9,425        $10,000              $10,000
                     $10,530        $12,074              $10,954
     12/31/86        $10,440        $11,862              $11,653
                     $11,434        $15,109              $11,654
     12/31/87        $11,151        $12,476              $11,951
                     $12,044        $14,059              $12,621
     12/31/88        $12,522        $14,534              $13,054
                     $13,668        $16,933              $14,257
     12/31/89        $14,513        $19,125              $14,892
                     $14,859        $19,708              $15,339
     12/31/90        $15,033        $18,530              $15,943
                     $16,060        $21,165              $16,952
     12/31/91        $17,833        $24,151              $18,893
                     $18,052        $23,992              $19,572
     12/31/92        $19,186        $25,988              $20,535
                     $20,445        $27,248              $22,292
     12/31/93        $21,149        $28,596              $23,032
                     $20,201        $27,639              $21,872
     12/31/94        $20,239        $28,984              $22,126
                     $22,482        $34,823              $25,180
     12/31/95        $24,691        $39,837              $27,049


The Lehman Brothers Corporate Bond Index is an unmanaged measure of investment-grade domestic and yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. Investors cannot directly invest in the Index. The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees, or expenses. You cannot directly invest in an index.

* Reflects deduction of the maximum 4.50% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

  Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        GROWTH OF A $10,000 INVESTMENT*

The following chart shows the growth of a $10,000 investment made in Pioneer Income Fund Class B compared to the growth of the Lehman Brothers Corporate Bond Index and the Standard & Poor's 500 Index.+

-------------------------------------------------
 PIONEER INCOME FUND CLASS B:
 AVERAGE ANNUAL TOTAL RETURNS
 (AS OF DECEMBER 31, 1995)

 CLASS B SHARES            IF HELD  IF REDEEMED*
 -----------------------------------------------
 Life of Fund (4/28/95)     13.74%   9.74%
-------------------------------------------------

[LINE GRAPH]
                     Pioneer                         Lehman Brothers
                    Income B        S&P 500          Corporate  Bond
                                                           Index
              ----------------------------------------------------------------
      4/28/95        $10,000        $10,000              $10,000
      5/30/95        $10,304        $10,363              $10,471
      6/30/95        $10,397        $10,654              $10,566
      7/31/95        $10,461        $10,992              $10,519
      8/30/95        $10,588        $10,989              $10,688
      9/30/95        $10,813        $11,498              $10,815
     10/31/95        $10,910        $11,440              $10,956
     11/30/95        $11,072        $11,910              $11,166
     12/31/95        $10,974        $12,188              $11,350


The Lehman Brothers Corporate Bond Index is an unmanaged measure of investment-grade domestic and yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an index.

* Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of distributions.

+ Index comparison begins April 30, 1995.

  Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


PIONEER INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 1995

               Standard &
               Poor's/Moody's
Principal      Rating
Amount         (unaudited)                                                          Value
--------------------------------------------------------------------------------------------
                           INVESTMENT IN SECURITIES -- 97.5%
                           BONDS -- 60.5%
                           INDUSTRIALS  -- 36.0%
$ 2,000,000    BB+/Baa3    AMR Corp., 9.75%, 2000                               $  2,231,780
  4,950,000    BB+/Baa3    AMR Corp., 9.88%, 2020                                  5,952,375
  2,500,000    BBB/Baa1    Ashland Oil Co., 8.8%, 2012                             2,972,150
  2,000,000    B+/B1       Bethlehem Steel Corp., 10.375%, 2003                    2,110,000
  5,000,000    BBB-/Baa1   Bowater, Inc., 9.0%, 2009                               6,103,100
  5,000,000    AA-/A1      BP America, Inc., 10.0%, 2018                           5,665,400
  2,500,000    A/A2        Caterpillar Inc., 9.75%, 2019                           2,905,250
  2,000,000    BBB-/Baa3   Centex Corp., 8.75%, 2007                               2,230,900
  5,000,000    BB+/Baa2    Delta Air Lines Trust, 9.2%, 2014                       5,681,050
  3,000,000    BB-/Ba1     Domtar Inc., 11.25%, 2017                               3,191,250
  4,000,000    BB-/Ba1     Federated Department Stores Inc., 10%, 2001             4,320,000
  5,000,000    BBB+/A3     General Motors Corp., 9.4%, 2021                        6,492,400
  4,000,000    BBB-/Baa2   Georgia-Pacific Corp., 9.875%, 2021                     4,632,600
  3,000,000    BB-/B1      Huntsman Corp., 10.625, 2001                            3,348,000
  3,000,000    BBB/Ba1     Joy Technologies Inc., 10.25%, 2003                     3,360,000
  1,500,000    A/A2        The May Department Stores Co., 9.875%, 2000             1,705,560
  4,100,000    BBB/Baa1    Phillips Petroleum Co., 8.86%, 2022                     4,737,222
  2,000,000    BB-/B1      Rexene Corp., 11.75%, 2004                              2,095,000
  4,000,000    BBB/Baa2    Shopko Stores Inc., 9.25%, 2022                         4,162,720
  3,000,000    BB-/B1      Stone Container Corp., 10.75%, 2002                     3,097,500
  5,000,000    BBB-/Ba1    Time Warner, Inc., 9.15%, 2023                          5,670,200
  1,000,000    BB-/Ba3     Unisys Corp., 13.5%, 1997                                 950,000
  8,000,000    BB+/Baa3    USX Corp., 9.375%, 2012                                 9,241,920
  2,000,000    BB-/B1      Viacom International Inc., 10.25%, 2001                 2,300,000
  3,500,000    B/B2        Weirton Steel Corp., 10.75%, 2005                       3,298,750
  2,000,000    BBB-/Ba1    Westinghouse Electric Corp., 8.625%, 2012               2,040,040
                                                                                ------------
                                                                                $100,495,167
                                                                                ------------
                           UTILITIES -- ELECTRIC -- 12.1%
  2,500,000    NR/Aaa      Big Rivers Electric Cooperative, 9.5% , 2017         $  2,790,175
  2,000,000    AAA/Aaa     Cajun Electric Power Cooperative, 8.92%, 2019           2,227,500
  3,000,000    AAA/Aaa     Cajun Electric Power Cooperative, 9.52%, 2019           3,331,200
  5,000,000    BBB/Baa2    Commonwealth Edison Co., 9.75%, 2020                    5,778,800
  7,000,000    AAA/Aaa     Rural Electric Cooperative
                             (Kansas Electric Power), 9.73%, 2017                  7,734,720
 11,000,000    AAA/Aaa     Rural Electric Cooperative (Soyland), 9.7%, 2017       12,018,600
                                                                                ------------
                                                                                $ 33,880,995
                                                                                ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued

               Standard &
               Poor's/Moody's
Principal      Rating
Amount         (unaudited)                                                          Value
--------------------------------------------------------------------------------------------

                           BANKS AND FINANCIAL -- 2.9%
$ 5,000,000    AAA/Aaa     General Electric Capital Corp., 8.85%, 2005          $  5,973,600
  2,000,000    BBB+/A3     General Motors Acceptance Corp., 8.5%, 2003             2,258,680
                                                                                ------------
                                                                                $  8,232,280
                                                                                ------------

                           UTILITIES -- NATURAL GAS -- 2.9%
  2,000,000    BB+/Baa3    Coastal Corp., 9.625%, 2012                          $  2,402,580
  5,000,000    BB+/Ba2     NorAm Energy Corp., 10.0%, 2019                         5,693,850
                                                                                ------------
                                                                                $  8,096,430
                                                                                ------------
                           U.S. GOVERNMENT OBLIGATIONS -- 4.0%
  3,000,000    AAA/Aaa     United States Treasury Note, 7.75%, 2001             $  3,315,000
  3,500,000    AAA/Aaa     United States Treasury Note, 8.5%, 1997                 3,640,560
  4,000,000    AAA/Aaa     United States Treasury Note, 6%, 1999                   4,090,000
                                                                                ------------
                                                                                $ 11,045,560
                                                                                ------------
                           FOREIGN BONDS -- 2.6%
  4,850,000    A+/A2       Hydro-Quebec, 9.75%, 2018                            $  5,691,863
  2,800,000    NR/NR       Mexico City - Toluca Toll Road, 11.0%, 2002, 144A       1,498,000
                                                                                ------------
                                                                                $  7,189,863
                                                                                ------------
                           TOTAL BONDS (Cost $161,345,868)                      $168,940,295
                                                                                ------------

                           CONVERTIBLE BONDS -- 1.2%
     40,000    A/A2        Atlantic Richfield Co., Exchangeable Notes,
                             9.0%, 1997                                         $    940,000
  1,800,000    B/B3        Raymond Corp., Conv. Sub. Deb., 6.5%, 2003              2,493,000
                                                                                ------------
                           TOTAL CONVERTIBLE BONDS (Cost $2,790,000)            $  3,433,000
                                                                                ------------
   Shares
-----------
                           PREFERRED STOCKS -- 4.6%
     50,000                Bethlehem Steel, Conv., $3.50                        $  2,187,500
     50,000                Reynolds Metals Co., Conv., 7.00%                       2,531,250
    117,000                Elf Overseas, Series A, 8.5%                            3,115,125
     10,200                United Dominion Realty (Class A)                          263,925
     65,000                Rouse Co., Conv., 6.5%                                  3,355,625
     38,150                Sprint Corp., Conv., 8.25%                              1,449,700
                                                                                ------------
                           TOTAL PREFERRED STOCKS (Cost $12,346,900)            $ 12,903,125
                                                                                ------------
                           COMMON STOCKS -- 31.2%
                           CHEMICALS -- 1.1%
     42,000                E.I. du Pont de Nemours and Co.                      $  2,934,750
                                                                                ------------


   The accompanying notes are an integral part of these financial statements.

PIONEER INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

   Shares                                                                           Value
--------------------------------------------------------------------------------------------

                           CONSUMER DURABLES -- 1.6%
    125,000                Ford Motor Co.                                       $  3,625,000
     22,600                The May Department Stores Co.                             954,850
                                                                                ------------
                                                                                $  4,579,850
                                                                                ------------
                           CONSUMER NON-DURABLES -- 3.3%
     50,000                CPC International, Inc.                              $  3,431,250
     75,000                Flowers Industries, Inc.                                  909,375
    150,000                H.J. Heinz & Co.                                        4,968,750
                                                                                ------------
                                                                                $  9,309,375
                                                                                ------------
                           ENERGY -- 2.8%
     50,000                Atlantic Richfield Co.                               $  5,537,500
     30,000                Texaco, Inc.                                            2,355,000
                                                                                ------------
                                                                                $  7,892,500
                                                                                ------------
                           FINANCIAL --3 .6%
     50,000                Boatmen's Bancshares, Inc.                           $  2,043,750
    216,300                Huntington Bancshares Inc.                              5,191,200
     50,000                Northern Trust Corp.                                    2,800,000
                                                                                ------------
                                                                                $ 10,034,950
                                                                                ------------
                           REAL ESTATE -- 5.4%
    100,000                BRE Properties, Inc. (Class A)                       $  3,562,500
    180,100                Carr Realty Corp.                                       4,389,938
    120,800                Health Care REIT, Inc.                                  2,174,400
    333,100                United Dominion Realty Trust, Inc.                      4,996,500
                                                                                ------------
                                                                                $ 15,123,338
                                                                                ------------
                           TELECOMMUNICATIONS -- 7.8%
     96,000                Ameritech Corp.                                      $  5,664,000
     39,600                AT & T Corp.                                            2,564,100
    100,000                Nynex Corp.                                             5,400,000
    175,000                Pacific Telesis Group                                   5,884,375
     40,000                U.S. West, Inc.                                         1,430,000
     40,000                U.S. West Media Group                                     760,000
                                                                                ------------
                                                                                $ 21,702,475
                                                                                ------------
                           TRANSPORTATION -- 0.5%
     83,700                Canadian National Railway Co.*+                      $  1,255,500
                                                                                ------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Income Fund
Schedule of Investments
December 31, 1995 (Continued)

   Shares                                                                           Value
--------------------------------------------------------------------------------------------
                           UTILITIES -- 5.1%
    200,000                Allegheny Power System, Inc.                         $  5,725,000
     40,000                Brooklyn Union Gas Co.                                  1,170,000
     89,200                E'Town Corp.                                            2,687,150
     45,600                Lakehead Pipeline Partner, L.P.                         1,168,500
    100,000                Western Resources, Inc.                                 3,337,500
                                                                                ------------
                                                                                $ 14,088,150
                                                                                ------------
                           TOTAL COMMON STOCKS (Cost $71,810,638)               $ 86,920,888
                                                                                ------------
                           TOTAL INVESTMENTS IN SECURITIES
                             (Cost $248,293,406) (a)                            $272,197,308
                                                                                ------------
   Principal
     Amount
--------------

                           TEMPORARY CASH INVESTMENT -- 2.5%
                           COMMERCIAL PAPER -- 2.5%
$ 7,086,000                Household Finance Corp., 5.7%, 01/02/96              $  7,089,368
                                                                                ------------
                           TOTAL TEMPORARY CASH INVESTMENT (Cost $7,086,000)    $  7,089,368
                                                                                ------------
                           TOTAL INVESTMENT IN SECURITES AND
                           TEMPORARY CASH INVESTMENT -- 100.0%
                           (Cost $255,379,406)                                  $279,286,676
                                                                                ============

    * Non-income producing security.
    + Partly-paid security -- additional subscription payment of C$10.75 per share will be required on
November 28, 1996.

 144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, the value of these amounted to $1,498,000, or 0.5% of total net assets.

  NR  Not rated.

  (a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $248,293,406 was as follows:

          Aggregate gross unrealized gain for all investments in
          which there is an excess of value over tax cost......... $ 27,288,916

          Aggregate gross unrealized loss for all investments in
          which there is an excess of tax cost over value.........   (3,385,014)
                                                                   ------------
          Net unrealized gain..................................... $ 23,903,902
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1995 were as follows:

                                                   Purchases         Sales
                                                 ------------     ------------
Long-term U.S. Government                        $ 16,365,625     $ 24,017,897
Other Long-term Securities                         50,496,246       59,609,767

   The accompanying notes are an integral part of these financial statements.

PIONEER INCOME FUND
BALANCE SHEET
December 31, 1995

ASSETS:
Investment in securities, at value (including temporary
  cash investment of $7,089,368) (cost $255,379,406;
  see Schedule of Investments and Note 1) ......................   $279,286,676
Cash ...........................................................        146,838
Receivables --
Interest .......................................................      3,859,072
Dividends ......................................................        485,193
Trust shares sold ..............................................        182,948
Other ..........................................................          6,521
                                                                   ------------
  Total assets .................................................   $283,967,248
                                                                   ------------

LIABILITIES:
Payables -
  Trust shares repurchased .....................................   $    179,975
  Dividends ....................................................         17,620
Due to affiliates (Notes 2, 3 and 4) ...........................        277,508
Accrued expenses ...............................................         53,740
                                                                   ------------
  Total liabilities ............................................   $    528,843
                                                                   ------------

NET ASSETS:
Paid-in capital (Note 1) .......................................   $260,323,316
Accumulated net realized loss on investments (Note 1) ..........       (788,813)
Net unrealized gain on investments (Note 1) ....................     23,903,902
                                                                   ------------
    Total net assets ...........................................   $283,438,405
                                                                   ------------

NET ASSET VALUE PER SHARE:
  Class A -- (based on $281,638,529/27,342,663 shares of
    beneficial interest outstanding --
    unlimited number of shares authorized) .....................         $10.30
                                                                         ======

  Class B -- (based on $1,799,876/175,212 shares of
    beneficial interest outstanding --
    unlimited number of shares authorized)......................         $10.27
                                                                         ======

MAXIMUM OFFERING PRICE:
  Class A.......................................................         $10.79
                                                                         ======

   The accompanying notes are an integral part of these financial statements.

PIONEER INCOME FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995

INVESTMENT INCOME (NOTE 1):
  Interest .....................................................   $ 15,162,658
  Dividends ....................................................      5,617,968
                                                                   ------------
    Total investment income ....................................   $ 20,780,626
                                                                   ------------

EXPENSES:
  Management fees (Note 2) .....................................   $  1,306,546
  Distribution fees (Note 4)
    Class A ....................................................        674,096
    Class B ....................................................          4,628
  Transfer agent fees (Note 3)
    Class A ....................................................        771,771
    Class B ....................................................          1,475
  Registration fees ............................................         47,580
  Professional fees ............................................         69,800
Accounting (Note 2) ............................................         69,330
Custodian fees .................................................         42,832
Fees and expenses of nonaffiliated trustees ....................         25,120
Printing .......................................................         18,300
Miscellaneous ..................................................         24,976
                                                                   ------------
  Total expenses ...............................................   $  3,056,454
  Less fees paid indirectly (Note 5) ...........................        (56,527)
                                                                   ------------
  Net expenses .................................................   $  2,999,927
                                                                   ------------
    Net investment income ......................................   $ 17,780,699
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments (Note 1) ....................   $  2,830,576
  Change in net unrealized gain on investments .................     33,075,737
                                                                   ------------
    Net gain on investments ....................................   $ 35,906,313
                                                                   ------------
      Net increase in net assets resulting from operations .....   $ 53,687,012
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

PIONEER INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994

                                                                           1995         1994
                                                                      ------------   ------------
FROM OPERATIONS:
  Net investment income ...........................................   $ 17,780,699   $ 18,819,632
  Net realized gain (loss) on investments .........................      2,830,576     (1,121,099)
  Change in net unrealized gain (loss) on investments .............     33,075,737    (30,351,285)
                                                                      ------------   ------------
    Net increase (decrease) in net assets resulting
      from operations .............................................   $ 53,687,012   $(12,652,752)
                                                                      ------------   ------------
EQUALIZATION (NOTE 1):
  Net undistributed investment income included in price
    of shares sold, net of shares repurchased .....................   $       --     $     (1,217)
                                                                      ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ---
    Class A ($0.65 and $0.67 per share, respectively) .............   $(17,646,195)  $(19,110,002)
    Class B ($0.46 and $0.00 per share, respectively) .............        (40,696)          --
  From net realized gain on investments ---
    Class A ($0.11 and $0.00 per share, respectively) .............     (2,813,942)      (108,415)
    Class B ($0.11 and $0.00 per share, respectively) .............        (16,634)          --
  In excess of net realized gain on investments --
    Class A ($0.00 and $0.00 per share, respectively) .............        (83,040)          --
    lass B ($0.00 and $0.00 per share, respectively) ..............           (491)          --
                                                                      ------------   ------------
  Decrease in net assets resulting from distributions
    to shareholders ...............................................   $(20,600,998)  $(19,218,417)
                                                                      ------------   ------------
FROM TRUST SHARE TRANSACTIONS:
  Net proceeds from sale of shares ................................   $ 22,365,044   $ 33,801,549
  Net asset value of shares issued to shareholders
    in reinvestment of dividends ..................................     17,287,840     15,932,724
  Cost of shares repurchased ......................................    (49,270,950)   (54,590,110)
                                                                      ------------   ------------
    Decrease in net assets resulting from
      trust share transactions ....................................   $ (9,618,066)  $ (4,855,837)
                                                                      ------------   ------------
  Net increase (decrease) in net assets ...........................   $ 23,467,948   $(36,728,223)

NET ASSETS:
  Beginning of year ...............................................    259,970,457    296,698,680
                                                                      ------------   ------------
  End of year (including accumulated undistributed net investment
    income of $0 and $251,982, respectively) ......................   $283,438,405   $259,970,457
                                                                      ============   ============

   The accompanying notes are an integral part of these financial statements.

PIONEER INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994 (Continued)

                                        Year ended December 31, 1995   Year Ended December 31, 1994
                                        ----------------------------   ----------------------------
                                          Shares         Amount           Shares         Amount
                                        ----------    ------------      ----------    ------------
CLASS A
  Shares sold .......................    2,103,203    $ 20,546,527       3,500,927    $ 33,801,549
  Shares issued to shareholders in
    reinvestment of distributions ...    1,747,425      17,240,367       1,691,536      15,932,724
  Less shares repurchased ...........   (5,050,730)    (49,169,717)     (5,703,841)    (54,590,110)
                                        ----------    ------------        --------    ------------
    Net decrease ....................   (1,200,102)   $(11,382,823)       (511,378)   $ (4,855,837)
                                        ==========    ============      ==========    ============
 CLASS B*
  Shares sold .......................      180,493    $  1,818,517
  Shares issued to shareholders in
    reinvestment of distributions ...        4,715          47,473
  Less shares repurchased ...........       (9,996)       (101,233)
                                        ----------    ------------
    Net increase ....................      175,212    $  1,764,757
                                        ==========    ============

* Class B shares were first publicly offered on April 28, 1995.

   The accompanying notes are an integral part of these financial statements.

PIONEER INCOME FUND
FINANCIAL HIGHLIGHTS --
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED
For the Years Ended December 31,

CLASS A                         1995       1994      1993        1992       1991
                              --------   --------   --------   --------   --------
Net asset value,
  beginning of period         $   9.11   $  10.21   $  10.13   $  10.14   $   9.14
                              --------   --------   --------   --------   --------
Increase (decrease) from
  investment operations:
Net investment income         $   0.66   $   0.66   $   0.65   $   0.65   $   0.65
Net realized and unrealized
  gain (loss) on investments      1.29      (1.09)      0.37       0.09       1.00
                              --------   --------   --------   --------   --------
Net increase (decrease) from
  investment operations       $   1.95   $ (0.43)   $   1.02   $   0.74   $   1.65
Distributions to
  shareholders from:
Net investment income            (0.65)   (0.67)       (0.64)     (0.66)     (0.65)
Net realized gain                (0.11)    --          (0.30)     (0.09)        --
                              --------   --------   --------   --------   --------
Net increase (decrease)
  in net asset value          $   1.19   $ (1.10)   $   0.08   $  (0.01)  $   1.00
                              --------   --------   --------   --------   --------
Net asset value,
  end of period               $  10.30   $   9.11   $  10.21   $  10.13   $  10.14
                              ========   ========   ========   ========   ========
Total return*                    22.00%     (4.31%)    10.24%      7.59%     18.62%
Ratio of net operating
  expenses to average
  net assets                      1.13%+     1.11%      1.06%      0.99%      1.04%
Ratio of net investment
  income to average
  net assets                      6.58%+     7.07%      6.52%      6.47%      6.73%
Portfolio turnover rate             25%        50%        69%        54%        43%
Net assets, end of period
  (in thousands)              $281,639   $259,970   $296,699   $250,033   $197,184
Ratios assuming reduction
  for fees paid indirectly:
Net operating expenses            1.11%     --         --         --         --
Net investment income             6.60%     --         --         --         --


CLASS A                         1990       1989       1988       1987       1986
                              --------   --------   --------   --------   --------
Net asset value,
beginning of period           $   9.53   $   8.92   $   8.67   $   8.94   $   9.17
                              --------   --------   --------   --------   --------
Increase (decrease) from
  investment operations:
Net investment income         $   0.70   $   0.74   $   0.77   $   0.76   $   0.80
Net realized and unrealized
  gain (loss) on investments     (0.38)      0.63       0.27      (0.14)      0.04
                              --------   --------   --------   --------   --------
Net increase (decrease) from
  investment operations       $   0.32   $   1.37   $   1.04   $   0.62   $   0.84
Distributions to
  shareholders from:
Net investment income            (0.71)     (0.75)     (0.76)     (0.76)     (0.80)
Net realized gain                  --       (0.01)     (0.03)     (0.13)     (0.27)
                              --------   --------   --------   --------   --------
Net increase (decrease)
  in net asset value             (0.39)  $   0.61   $   0.25   $  (0.27)  $  (0.23)
                              --------   --------   --------   --------   --------
Net asset value,
  end of period               $   9.14   $   9.53   $   8.92   $   8.67   $   8.94
                              ========   ========   ========   ========   ========
Total return*                     3.59%     15.89%     12.29%      6.82%      9.29%
Ratio of net operating
  expenses to average
  net assets                      0.94%      0.78%      0.80%      0.79%      0.77%
Ratio of net investment
  income to average
  net assets                      7.67%      7.98%      8.55%      8.29%      8.46%
Portfolio turnover rate             44%        69%        87%       115%        76%
Net assets, end of period
  (in thousands)              $166,205   $169,607   $159,212   $149,659   $118,760
Ratios assuming reduction
  for fees paid indirectly:
Net operating expenses           --         --         --         --         --
Net investment income            --         --         --         --         --


 + Ratios assuming no reduction for fees paid indirectly.
++ Prior to the assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

   The accompanying notes are an integral part of these financial statements.

PIONEER INCOME FUND
FINANCIAL HIGHLIGHTS --
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED (Continued)

                                                              April 28, 1995
CLASS B***                                                 to December 31, 1995
                                                           --------------------
Net asset value, beginning of period                              $ 9.55

Increase from investment operations:
  Net investment income                                           $ 0.39
  Net realized and unrealized gain on investments                   0.90
                                                                  ------
    Total increase from investment operations                     $ 1.29
Distributions to shareholders from:
  Net investment income                                            (0.46)
  Net realized gain                                                (0.11)
                                                                  ------
Net increase in net asset value                                   $ 0.72
                                                                  ------
 Net asset value, end of period                                   $10.27
                                                                  ======

Total return*                                                      13.74%
Ratio of net operating expenses to average net assets               1.88%**+
Ratio of net investment income to average net assets                5.83%**+
Portfolio turnover rate                                               25%
Net assets, end of period (in thousands)                          $1,800
Ratios assuming reduction for fees paid indirectly:
  Net operating expenses                                            1.78%**
  Net investment income                                             5.93%**

  + Ratios assuming no reduction for fees paid indirectly.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized
*** Class B shares were first publicly offered on April 28, 1995.

   The accompanying notes are an integral part of these financial statements.

PIONEER INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1. Pioneer Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital. Growth of capital is a secondary consideration.

    The Board of Trustees (the Trustees) has authorized the issuance of two share classes of the Fund, designated as Class A and Class B shares. Class B shares were first publicly offered on April 28, 1995. Shares issued and outstanding prior to April 28, 1995 were designated as Class A shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. Security Valuation -- Security transactions are recorded on trade date. Debt securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities and ratings and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Equity securities are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Trustees. Temporary cash investments are valued at cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. These settlements are included in other income to the extent that they are not identifiable with realized or unrealized losses. Included in net realized gain from investments is $65,026 of class action settlements received by the Fund during the year ended December 31, 1995.

    B. Federal Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either

PIONEER INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 (Continued)

from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The Fund has reclassified $345,790, $415,817 and $70,027 from accumulated undistributed net investment income, accumulated net realized loss and paid-in capital, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. Trust Shares -- The Fund records sales and repurchases of its trust shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $73,704 in underwriting commissions on the sale of the Fund's trust shares during the year ended December 31, 1995. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

    D. Class Allocations -- Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    E. Equalization -- Through December 31, 1994, the Fund followed the accounting practice known as equalization by which a portion of the proceeds from sales and cost repurchases of fund shares, which is equivalent, on a per share basis, to the amount of undistributed net income on the date of the transaction, is credited or charged to the fund shares.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

    Prior to December 1, 1995, management fees were calculated in accordance with the prior management contract with Mutual of Omaha Fund Management Company at annual rates of 0.50% of average daily net assets up to $100 million; 0.48% of the next $100 million; 0.46% of the next $100 million; 0.44% of the next $100 million; 0.42% of the next $100 million; and 0.40% of the excess over $500 million.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in due to affiliates is $19,267 and $5,477 in management fees and accounting fees, respectively, payable to PMC at December 31, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $70,563 in transfer agent fees payable to PSC at December 31, 1995.

4. The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. These

PIONEER INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 (Continued)

plans allow for Class A shares and Class B shares to reimburse and compensate, respectively, PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in due to affiliates is $182,201 in distribution fees payable to PFD at December 31, 1995.

    In addition, Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1995, CDSC in the amount of $134 was paid to PFD.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $56,527 under such arrangements.



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Income Fund:

    We have audited the accompanying balance sheet of Pioneer Income Fund, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statements of changes in net assets and financial highlights for the years ended December 31, 1995 and 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the eight years ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Income Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

Arthur Andersen LLP
Boston, Massachusetts
February 2, 1996

PIONEER INCOME FUND
TAX TREATMENT OF DISTRIBUTIONS
Made During the Year Ended December 31, 1995

                                                Distributions Per Share
                                         ------------------------------------
                                          From Net
To Shareholders                          Investment
  Of Record           Payment Date         Income      From Net Realized Gain
---------------       ------------       ----------    ----------------------
CLASS A SHARES

March 17, 1995        March 29, 1995        $0.1600           $  --
June 22, 1995         June 30, 1995          0.1600              --
September 21, 1995    September 29, 1995     0.1600              --
December 20, 1995     December 28, 1995      0.1710            0.1075
                                            -------           -------
                           Total            $0.6510           $0.1075
                                             -------          -------
CLASS B SHARES

June 22, 1995         June 30, 1995         $0.1500           $  --
September 21, 1995    September 29, 1995     0.1500              --
December 20, 1995     December 28, 1995      0.1591            0.1075
                                            -------           -------
                           Total            $0.4591           $0.1075
                                            -------           -------

On a per share basis, the distributions from net realized gain for Class A and Class B shares include $0.1075 which should be reported as long-term capital gains.

Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 31% of distributions from net investment income for Class A and Class B shares represents qualifying dividends.

Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received is $10.16 and $10.13 per share for Class A and Class B shares, respectively.

The Fund hereby designates $2,914,107 as a capital gain dividend for the purposes of the dividend paid deduction.


TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP
OF TRUSTEES AND OFFICERS (UNAUDITED)

     The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended December 31, 1995 was approximately $23,000, plus expenses incurred in attending trustees meetings of approximately $3,000. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1995) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At December 31, 1995, the trustees and officers of the Fund owned beneficially 1,643 Class A shares of the Fund (approximately 0.01% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at December 31, 1995.

PIONEER INCOME FUND
60 State Street
Boston, Massachusetts 02109

OFFICERS
JOHN F. COGAN, JR.
Chairman and President
DAVID D. TRIPPLE
Executive Vice President
JOHN A. CAREY
Vice President
SHERMAN B. RUSS
Vice President
WILLIAM H. KEOUGH
Treasurer
JOSEPH P. BARRI
Secretary

INVESTMENT ADVISER
Pioneering Management
Corporation

CUSTODIAN
Brown Brothers
Harriman & Co.

SHAREHOLDER
SERVICES AND
TRANSFER AGENT
Pioneering Services Corporation
60 State  Street
Boston, Massachusetts
02109

TRUSTEES
John F. Cogan, Jr.
Richard H. Egdahl, M.d.
Margaret B. W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

PRINCIPAL UNDERWRITER
Pioneer Funds
Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr

INDEPENDENT
PUBLIC
ACCOUNTANTS
Arthur Andersen LLP
----------------------------------------------------------------------
Please call Pioneer for information on:
Existing accounts, new accounts, prospectuses,
applications and service forms........................ 1-800-225-6292
Fund yields and prices................................ 1-800-225-4321
Toll-free fax......................................... 1-800-225-4240
Retirement plans...................................... 1-800-622-0176
Telecommunications Device for the Deaf (TDD).......... 1-800-225-1997
----------------------------------------------------------------------

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies, sales charges and other information about the Fund.

0296-2996
[Copyright] Pioneer Funds Distributor, Inc.